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                                                                     EXHIBIT 1.1

                                                                  EXECUTION COPY

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                            DARDEN RESTAURANTS, INC.

                            (a Florida corporation)







                             DISTRIBUTION AGREEMENT




                                November 10, 2000










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                                TABLE OF CONTENTS

                                                                           Page

SECTION 1.        Representations and Warranties..............................3

SECTION 2.        APPOINTMENT OF AGENTS; PURCHASES AS PRINCIPAL..............12

SECTION 3.        COVENANTS OF THE COMPANY...................................14

SECTION 4.        PAYMENT OF EXPENSES........................................18

SECTION 5.        CONDITIONS OF AGENTS' OBLIGATIONS..........................18

SECTION 6.        INDEMNIFICATION............................................21

SECTION 7.        CONTRIBUTION...............................................23

SECTION 8.        AGENT AS AGENT, NOT PRINCIPAL..............................25

SECTION 9.        REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
                    DELIVERY.................................................25

SECTION 10.       TERMINATION................................................25

SECTION 11.       NOTICES....................................................26

SECTION 12.       PARTIES....................................................26

SECTION 13.       GOVERNING LAW AND TIME.....................................27

SECTION 14.       EFFECT OF HEADINGS.........................................27

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                            DARDEN RESTAURANTS, INC.
                             (a Florida corporation)

                           Medium-Term Notes, Series A

                             DISTRIBUTION AGREEMENT




                                November 10, 2000

Banc of America Securities LLC
100 North Tryon Street, 7th Floor
Charlotte, NC 28255

First Union Securities, Inc.
One First Union Center
301 S. College Street, 8th Floor
Charlotte, NC 28288

SunTrust Equitable Securities Corporation
Mail Code 3943
P.O. Box 4418
Atlanta, GA 30302-4418

Wachovia Securities, Inc.
191 Peachtree Street, NE
Atlanta, GA 30303

The Williams Capital Group, L.P.
650 Fifth Avenue, 10th Floor
New York, NY 10019

Ladies and Gentlemen:

         Darden Restaurants, Inc., a Florida corporation (the "Company"), confirms its agreement with each of you (each an "Agent" and collectively the "Agents") with respect to the issue and sale from time to time by the Company of its Medium-Term Notes (the "Notes") having an aggregate initial offering price of up to $350,000,000 (or the equivalent thereof if any of the Notes are denominated in one or more foreign currencies or foreign composite currency units). It is understood, however, that the Company may from time to time authorize the issuance of additional Notes, and that such additional Notes may be sold to or through the Agents pursuant
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to the terms of this Distribution Agreement, all as though the issuance of such
Notes were authorized as of the date hereof.

         The Notes will be issued under an indenture, dated as of January 1, 1996 (the "Indenture"), between the Company and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as trustee (the "Trustee"). The Notes may vary, as applicable, as to title, aggregate principal amount, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or payment provisions, sinking fund requirements, guarantors and any other variable terms established by or pursuant to the Indenture and set forth in a pricing supplement specifying the interest rates, maturity dates and, if appropriate, other material terms of the Notes sold pursuant hereto or the offering thereof (a "Pricing Supplement").

         The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures") unless the Company and the Agents enter into an agreement for the purpose of soliciting purchases of the Notes from the Company or selling the Notes directly to the Agents as principal for resale to others (a "Terms Agreement") which modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement. Any Terms Agreement, which shall be substantially in the form of EXHIBIT B hereto, may take the form of an exchange of any standard form of written telecommunication. Each offering of the Notes will be governed by this Distribution Agreement, as supplemented by the Procedures and any applicable Terms Agreement or Pricing Supplement. In acting under this Distribution Agreement, in whatever capacity, each Agent is acting individually and not jointly.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-41350) for the registration of the Notes under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of any applicable Terms Agreement or the issuance of any Pricing Supplement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and each Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement;" and the final prospectus, the final prospectus supplement and the Pricing Supplement relating to the offering of the particular issue of Notes, in the form first furnished to the Agents by the Company for use in connection with the offering of the Notes, are collectively referred to herein as the "Prospectus;" PROVIDED, HOWEVER, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of any applicable Terms Agreement or Pricing Supplement; PROVIDED FURTHER, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule

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462(b) Registration Statement"), then, after such filing, all references to
"Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and PROVIDED FURTHER, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Agents by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Distribution Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to (i) any prospectus used in connection with the offering of the Notes before the registration statement became effective and (ii) any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of any applicable Terms Agreement or Pricing Supplement. For purposes of this Distribution Agreement, all references to (i) the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") and (ii) the Indenture shall be deemed to include, as applicable, any indenture supplemental thereto.

         All references in this Distribution Agreement to financial statements and schedules and other information which is "contained," "included," "referred to" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Distribution Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

         SECTION 1. Representations and Warranties.

         (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each Agent named in any applicable Terms Agreement or Pricing Supplement, as of the date this Distribution Agreement is executed, or such other time as the Agents and the Company may agree upon in writing (the "Closing Time"), as of the date of each acceptance by the Company of an offer for the purchase of Notes and as of each date the Company receives payment for Notes and Notes are authenticated and issued (a "Settlement Date").

         (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued

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                  under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, the Indenture has been duly qualified under the 1939 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at each Representation Date, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Settlement Date, if any, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to the Statement of Eligibility of the Trustee on Form T-1 or statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Agent expressly for use in the Registration Statement or Prospectus. Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Agents for use in connection with the offering of Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except for format and other variations permitted or required by Regulation S-T.

         (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Settlement Date, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the

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                  statements therein, in the light of the circumstances under which they were made, not misleading.

         (iii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iv) FINANCIAL STATEMENTS. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus, if any, present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, assets, properties, operations, or business, or to the knowledge of the Company in the business prospects, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular dividends on the Company's common stock or preferred stock, in amounts per share that are

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                  consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (vi) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Distribution Agreement, the Prospectus and any applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

         (vii) GOOD STANDING OF SUBSIDIARIES. Each material subsidiary (as set forth on Annex I, each a "Material Subsidiary" and, collectively, the "Material Subsidiaries") of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each such Material Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through Material Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Material Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Material Subsidiary.

         (viii) CAPITALIZATION. If the Prospectus contains a "Capitalization" section, the authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under such section (except for subsequent issuances or repurchases thereof, if any, (A) contemplated under this Distribution Agreement, (B) pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus, (C) pursuant to the exercise of convertible securities or options referred to in the Prospectus, or (D) which are not in excess of three percent of the Company's outstanding common stock, in the aggregate). The shares of capital stock of the Company have been duly authorized and validly issued by the Company and are fully paid and non-assessable; and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

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         (ix)     AUTHORIZATION OF THIS DISTRIBUTION AGREEMENT AND ANY TERMS
                  AGREEMENT. This Distribution Agreement has been, and any applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

         (x) AUTHORIZATION OF NOTES. The Notes have been, duly authorized by the Company for issuance and sale pursuant to this Distribution Agreement and any applicable Terms Agreement or Pricing Supplement. Such Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in the Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Such Notes will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

         (xi) AUTHORIZATION OF THE INDENTURE. The Indenture has been, or prior to the issuance of the Notes thereunder will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

         (xii) DESCRIPTION OF THE NOTES AND INDENTURE. The Notes being sold pursuant to this Distribution Agreement and the Indenture, as of the date of the Prospectus, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

         (xiii) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Material Subsidiary is subject (collectively, "Agreements and Instruments"), except, in each case other than with respect to the charter or by-laws of the Company or any of its Material Subsidiaries, for such violations or defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Distribution Agreement, any applicable Terms Agreement or Pricing Supplement and the Indenture, and any other agreement or instrument

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                  entered into or issued or to be entered into or issued by the
                  Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described under the caption "Use of Proceeds" in the Prospectus relating to such Notes) and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, property or operations of the Company or any of its Material Subsidiaries pursuant to, any Agreements and Instruments nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Material Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company ("Relevant Laws") or any of its Material Subsidiaries or any of their assets, properties or operations except, in each case other than with respect to the charter or by-laws of the Company or any of its Material Subsidiaries or Relevant Laws, for such conflicts, breaches, defaults, Repayment Events, liens, charges, encumbrances, or violations that would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Material Subsidiaries.

         (xiv) ABSENCE OF PROCEEDINGS. There is not an action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against the Company or any of its Material Subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under this Distribution Agreement, any applicable Terms Agreement or Pricing Supplement or the Indenture or the performance by the Company of its obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its Material Subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

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         (xv)     COMPLIANCE WITH STATE LAW. Neither the Company nor any of its
                  affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
                  Section 517.075, Florida Statues.

         (xvi) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (xvii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Company of its obligations under this Distribution Agreement, the Prospectus or any applicable Terms Agreement or in connection with the transactions contemplated under this Distribution Agreement, the Prospectus or any such Terms Agreement or any Indenture, except such as have been already made or obtained or as may be required under state securities laws.

         (xviii) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its Material Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, except where the failure to possess or acquire would not, singly or in the aggregate result in the Material Adverse Effect. Neither the Company nor any of its Material Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Material Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

         (xix) POSSESSION OF LICENSES AND PERMITS. The Company and its Material Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and the Company and its Material Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse

                  Effect. Neither the Company nor any of its Material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

         (xx) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Registration Statement and the Prospectus or (B) those which do not materially affect the value of the property of the Company or of its subsidiaries in the aggregate and do not interfere with the use made and proposed to be made of the property of the Company or of its subsidiaries in the aggregate, by the Company or any of its subsidiaries. All of the leases and subleases of the Company and its subsidiaries considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease except where the failure of such leases and subleases to be in full force and effect or such claim, if the subject of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, result in a Material Adverse Effect.

         (xxi) ENVIRONMENTAL LAWS. Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Material Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Material Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Material Subsidiaries and
                  (D) to the Company's knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Material Subsidiaries relating to Hazardous Materials or any Environmental Laws.

         (xxii) REGISTRATION RIGHTS. There are no holders of securities (debt or equity) of the Company or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company, who have the right to request the Company to register securities held by them under the 1933 Act, other than holders who have waived or will not have such rights for a specified period to be agreed upon among the Company and the Agents, and have waived their rights with respect to the inclusion of their securities in the Registration Statement.

         (xxiii) ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances, in all material respects, that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (xxiv) COMPLIANCE WITH APPLICABLE LAW. The Company has complied in all respects with all federal, state, local, foreign and similar statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgements, and decrees applicable to the Company or any of its Material Subsidiaries or to any of the Company's or its Material Subsidiary's properties or assets, or with respect to any of the Company's or its Material Subsidiary's officers, directors, employees or agents in their capacity as such ("Applicable Laws"), except where the failure to comply would not, individually or in the aggregate, result in a Material Adverse Effect. None of the Company or any of its Material Subsidiaries has received any written notice or other written communication from any Governmental Authority or arbitrator regarding any violation by the Company of, or a failure on the part of the Company to comply with any Applicable Laws, other than any such violation or failure to comply which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

         (xxv) TAX RETURNS. The Company has filed all material Tax Returns required to be filed by it in any jurisdiction, and all material Taxes for which the Company is directly or indirectly liable, or to which any of its properties or assets are subject, have been filed other than Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. All such Tax Returns are complete and accurate in all material respects. There is no material proposed Tax assessment against the Company and, to the best knowledge of the Company, there is no basis for any such assessment, except for contested claims. All references in this subsection 1(a)(xxv) to the Company shall include any Affiliated Group (within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended, or any similar provision of any law), and any partnership or limited liability company in which the Company is a member or partner. "Taxes" means all taxes of any kind or nature, assessments and governmental charges, including interest and penalties (whether or not actually shown on any Tax Return) imposed by any government authority. "Tax Returns" means all reports, returns or other information required to be supplied to a government authority with respect to Taxes.

         (xxvi) INSURANCE. Each of the Company and its Material Subsidiaries is insured (including in each case self-insurance and reinsurance) by insurers of recognized financial responsibility against such losses and risks and in such amounts and covering such risks as management reasonably believes are prudent and customary in the businesses in which it is engaged and all such insurance is in full force and effect; neither the Company nor any of its Subsidiaries has within the last 3 years been refused any insurance coverage sought or applied for; and neither the Company nor any of its Material Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business; except in the case of each of the foregoing as would not have a Material Adverse Effect.

         (b) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Agent or to counsel for the Agents in connection with the offering and the purchase of the Notes shall be deemed a representation and warranty by the Company to each Agent as to the matters covered thereby on the date of such certificate.

         SECTION 2. APPOINTMENT OF AGENTS; PURCHASES AS PRINCIPAL.

         (a) SOLICITATIONS AS AGENT. Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Agent agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus, as it may be amended or supplemented, and in the Procedures.

         Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes received by such Agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part.

         The Company agrees to pay each Agent a commission, in the form of a discount, equal to the percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Annex II hereto. Such commission shall be payable as specified in the Procedures.

         Each Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. The Company reserves the right, in its sole discretion, to suspend, at any time, the solicitation of purchases of the Notes. Upon receipt of instructions from the Company, each Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company advises it that such solicitation may be resumed.

         Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Distribution Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

         Subject to the provisions of this Section, the Prospectus and the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; PROVIDED, HOWEVER, that, subject to Section 12 hereof, so long as this Distribution Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar (including the same commission schedule) to the terms of this Distribution Agreement and (ii) the Agents are given notice of such purchase promptly.

         If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall indemnify and hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

         (b) PURCHASES AS PRINCIPAL. Each sale of Notes to any Agent as principal shall be made in accordance with the terms of this Agreement and pursuant to a Terms Agreement which will provide for the sale of such Notes to, and the purchase and re-offering thereof by, such Agent.

         Each Terms Agreement shall describe the Notes to be purchased by any Agent or Agents acting solely as principals pursuant to Section 2(b) and not as agent (a "Purchaser") pursuant thereto and shall specify the aggregate issue amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Settlement Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment, any other material terms and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in
Section 5(e). Any such Terms Agreement may also specify the period of time referred to in Section 3(n).

         Delivery of the certificates for Notes sold to a Purchaser pursuant to a Terms Agreement shall be made no later than the Settlement Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

         Unless otherwise agreed to between the Company and a Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices form time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

         A Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

         SECTION 3. COVENANTS OF THE COMPANY.

         The Company covenants with each Agent, as follows:

         (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Agents promptly, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will timely effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether any Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will use reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, use promptly its best efforts to obtain the lifting thereof.

         (b) FILING OF AMENDMENTS. The Company will give each Agent notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish each Agent with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which any Agent or counsel for the Agents shall reasonably object.

         (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to each Agent and counsel for the Agents, without charge, signed or conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed or conformed copies of all consents and certificates of experts. Copies of the Registration Statement and each amendment thereto furnished to the Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except for format and other variations permitted or required by Regulation S-T.

         (d) DELIVERY OF PROSPECTUSES. The Company will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Agent, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except for format and other variations permitted or required by Regulation S-T.

         (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Distribution Agreement and any applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request; PROVIDED, HOWEVER, that if on such date the Agents shall have suspended solicitation of purchases of the Notes in each Agent's capacity as Agent pursuant to a request from the Company, and shall not then hold any Notes as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Agents.

         (f) BLUE SKY QUALIFICATIONS. The Company will use its reasonable best efforts, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agents may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Notes; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a broker or dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (g) EARNINGS STATEMENT. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

         (h) REPORTS TO SECURITYHOLDERS. Subsequent to the date hereof and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, the Company will deliver to the Agents copies of all reports or other communications (financial or otherwise) made generally to securityholders of the Company.

         (i) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Prospectus under "Use of Proceeds."

         (j) LISTING. The Company will use reasonable efforts to effect the listing of the Notes, prior to the Settlement Date, on any national securities exchange or quotation system if and as specified in any applicable Terms Agreement or Pricing Supplement.

         (k) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations and will furnish the Agents promptly with copies of all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

         (l) ADDITIONAL DOCUMENTS. The Company shall furnish to each Agent such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Distribution Agreement, the Procedures and the performance by the Company and the Agents of their respective obligations hereunder and thereunder as any Agent may from time to time and at any time prior to the termination of this Distribution Agreement reasonably request.

         (m) AFFIRMATION UPON OFFER. Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that the representations and warranties of the Company contained in this Distribution Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for the purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of any offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the Settlement Date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such Settlement Date and of any other securities to be issued and sold by the Company on or prior to such Settlement Date, the aggregate amount of securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of securities registered pursuant to the Registration Statement. The Company will inform each Agent promptly upon its request of the aggregate amount of securities registered under the Registration Statement which remains unsold.


         (n) RESTRICTION ON DISPOSITION OF SECURITIES. During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior written consent of the Purchaser, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act, any debt securities (other than the Notes sold pursuant to the Terms Agreement) issued or guaranteed by the Company which mature more than one year after the Closing Time and which are substantially similar to the Notes sold pursuant to such Terms Agreement, or publicly announce an intention to effect any such transaction.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay, whether or not any sale of the Notes is consummated, all expenses incident to the performance of its obligations under this Distribution Agreement or any applicable Terms Agreement or Pricing Supplement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Agents of this Distribution Agreement, any Terms Agreement, the Pricing Supplement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Notes, (iii) the preparation, issuance and delivery of the Notes to the Agents, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Notes to the purchasers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the reasonable fees and disbursements of any Trustees and their respective counsel, (v) the qualification of the Notes under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey and any Legal Investment Survey, and any amendment thereto, (vi) the printing and delivery to the Agents of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Notes, if applicable, (viii) the fees and expenses incurred with respect to the listing of the Notes, if applicable, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Notes, (x) the fees and expenses of any Agent acting in the capacity of a "qualified independent underwriter" (as defined in the bylaws of the NASD), if applicable, (xi) the reasonable fees and disbursements of counsel to the Agents incurred in an offering of Notes, and
(xii) any reasonable advertising and other reasonable out-of-pocket expenses of the Agents.

         SECTION 5. CONDITIONS OF AGENTS' OBLIGATIONS. The obligations of the Agents to solicit offers to purchase the Notes as Agent of the Company or to purchase Notes pursuant to any Terms Agreement or Pricing Supplement, and the obligation of any person who has agreed to purchase Notes, to make payment for and take delivery of Notes, are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been initiated or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents. A prospectus or any applicable supplement thereto containing information relating to the description of the Notes, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

         (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time and at each Settlement Date with respect to any applicable Terms Agreement or Pricing Supplement, the Agents shall have received the favorable opinion, dated as of Closing Time and such Settlement Date, of Dorsey & Whitney LLP, counsel for the Company, in form and substance satisfactory to counsel for the Agents, to the effect set forth in EXHIBIT C hereto. In rendering such opinion Dorsey & Whitney LLP may rely as to matters involving the application of the laws of the State of Florida, to the extent it deems it proper and to the extent specified in such opinion, upon the opinion of McGuireWoods LLP. In addition, at Closing Time and at each Settlement Date with respect to any Terms Agreement or Pricing Supplement, the Agents shall have received the favorable opinion, dated as of Closing Time, of James O. McIntosh, Associate General Counsel of the Company or other counsel of the Company acceptable to the Agents in form and substance satisfactory to counsel for the Agents, to the effect set forth in EXHIBIT D hereto.

         (c) OPINION OF COUNSEL FOR AGENTS. At Closing Time and at each Settlement Date with respect to any applicable Terms Agreement or Pricing Supplement, the Agents shall have received the favorable opinion, dated as of Closing Time and such Settlement Date, of McGuireWoods LLP, counsel for the Agents, together with signed or reproduced copies of such letter for each of the other Agents, with respect to the matters set forth in clauses (1), (3), (4),
(5), (6), (7) (other than the information in the Prospectus under "United States Taxation"), (12), (13) and the penultimate paragraph of EXHIBIT C hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the State of New York, the State of Florida and the federal laws of the United States, upon the opinions of counsel satisfactory to the Agents. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (d) OFFICERS' CERTIFICATE. At Closing Time and at the Settlement Date, there shall not have been, since the date of any applicable Pricing Supplement or Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business, or to the knowledge of the Company in the business prospects, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Agents shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time and such Settlement Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time and such Settlement Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time or such Settlement Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer's knowledge, threatened by the Commission.

         (e) ACCOUNTANT'S COMFORT LETTER. At the Closing Time and at each Settlement Date with respect to any applicable Terms Agreement or Pricing Supplement, the Agents shall have received from KPMG LLP (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) a letter or letters dated such date, in form and substance satisfactory to the Agents, together with signed or reproduced copies of such letter for each of the other Agents, including matters such as those set forth in EXHIBIT E hereto and containing statements and information of the type ordinarily included in accountants' "comfort letters" to agents with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and to such further effect as the Representative may reasonably request.

         (f) RATINGS. At Closing Time and at each Settlement Date, the Notes shall have the ratings accorded by any "nationally recognized statistical rating organization," as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in any applicable Terms Agreement or Pricing Supplement, and the Company shall have delivered to the Agents a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Agents, confirming that the Notes have such rating, and there shall not have occurred a downgrading in the rating assigned any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Notes or any of the Company's other securities.

         (g) APPROVAL OF LISTING. At Closing Time, the Notes shall have been approved for listing, subject only to official notice of issuance, if any, as specified in any applicable Terms Agreement or in the Prospectus.

         (h) NO OBJECTION. If the Registration Statement or an offering of Notes has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (i) LOCK-UP ARRANGEMENTS. At the Closing Time or each Settlement Date, the Agents shall have received, in form and substance satisfactory to the Agents, each lock-up agreement, if any, specified in any Terms Agreement, Pricing Supplement or Terms Sheet as being required to be delivered by the persons listed therein.

         (j) ADDITIONAL DOCUMENTS. At Closing Time and at each Settlement Date, counsel for the Agents shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes shall be satisfactory in form and substance to the Agents and counsel for the Agents.

         (k) TERMINATION. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Distribution Agreement and any Terms Agreement may be terminated by the Agent by notice to the Company at any time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. INDEMNIFICATION.

         (a) INDEMNIFICATION OF AGENTS. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

         (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Agents), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS. Each Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by an Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest in the reasonable judgment of the indemnified party, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall have authorized the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Agents, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the applicable Agents, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company, on the one hand, and the applicable Agents, on the other hand, in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discounts or commissions received by each applicable Agent in connection with the sale of such Notes, as the case may be, bears to the aggregate total sale prices of such Notes.

         The relative fault of the Company, on the one hand, and the applicable Agents, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent were offered to the public in the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         In connection with an offering of Notes purchased from the Company by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Notes that each such Agent has purchased from the Company and not joint.

         For purposes of this Section 7, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Agents' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Notes sold or offered on behalf of the Company by that respective Agent.

         SECTION 8. AGENT AS AGENT, NOT PRINCIPAL. In soliciting purchases of the Notes from the Company, each Agent is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company (i) shall hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) shall pay to the Agent any commission to which it would have been entitled in connection with such sale.

         SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Distribution Agreement or any applicable Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Notes.

         SECTION 10. TERMINATION.

         (a) DISTRIBUTION AGREEMENT. The provisions of this Distribution Agreement relating to the solicitation of offers to purchase Notes from the Company may be suspended or terminated by the Company as to any Agent or by any Agent as to such Agent upon the giving of 15 days prior written notice of such suspension or termination of such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred and (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Notes which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination.

         (b) TERMS AGREEMENT. Each Agent may terminate any applicable Terms Agreement to which it is a party, by notice to the Company, at any time at or prior to the Settlement Date relating thereto, and any person who has agreed to purchase and pay for any Note, shall have the right to refuse to purchase such Note, if (i) there has been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition (financial or otherwise), earnings or business, or to the knowledge of the

Company in the business prospects, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business which change was not reported by the Company in a filing made under the 1934 Act and disclosed to such Agent by the Company, or (ii) there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or there has occurred any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or any national securities exchange or quotation system on which the Company's common stock is listed or quoted, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by Federal, New York, or North Carolina authorities or, if the Notes are denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries, or (v) there is any downgrading in the rating accorded the Notes by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act or if any such rating organization shall have publicly announced that it has placed any of such Notes on what is commonly termed a "watch list" for possible downgrading.

         (c) LIABILITIES. If this Distribution Agreement or the applicable Terms Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 9 shall survive such termination and remain in full force and effect.

         SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to the address of the Agent as set forth herein; notices to the Company shall be directed to the Company at 5900 Lake Ellenor Drive, Orlando, Florida 32809, attention of Senior Vice President and General Counsel.

         SECTION 12. PARTIES. This Distribution Agreement and any applicable Terms Agreement shall each inure to the benefit of and be binding upon the Company, the Agents and their respective successors. Nothing expressed or mentioned in this Distribution Agreement or any such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agents and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Distribution Agreement or any Terms Agreement or any provision herein or therein contained. This Distribution Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Agent shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS DISTRIBUTION AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement between each Agent and the Company in accordance with its terms.

                                            Very truly yours,


                                            DARDEN RESTAURANTS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


CONFIRMED AND ACCEPTED,
as of the date first above written:

By:  BANC OF AMERICA SECURITIES LLC


By:
   ------------------------------------
          Authorized Signatory

By: FIRST UNION SECURITIES, INC.


By:
   ------------------------------------
          Authorized Signatory

By: SUNTRUST EQUITABLE SECURITIES CORPORATION


By:
   ------------------------------------
          Authorized Signatory

By: WACHOVIA SECURITIES, INC.


By:
   ------------------------------------
          Authorized Signatory

By: THE WILLIAMS CAPITAL GROUP, L.P.


By:
   ------------------------------------
          Authorized Signatory

                                                                       EXHIBIT A
                                                                       ---------

                            DARDEN RESTAURANTS, INC.

                                Medium-Term Notes
                            Administrative Procedures

                  Medium-Term Notes with maturities of nine months or more from date of issue (the "Medium-Term Notes") are to be offered on a continuing basis by Darden Restaurant, Inc., a Florida corporation (the "Company"). Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc., and The Williams Capital Group, L.P., as agents (each an "Agent" and, collectively, the "Agents"), have agreed to use their best efforts to solicit offers to purchase the Medium-Term Notes. The Medium-Term Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated November 10, 2000 (as it may be supplemented or amended from time to time, the "Distribution Agreement"), to which these administrative procedures are attached as an exhibit. The Medium-Term Notes will be issued pursuant to an Indenture, dated as of January 1, 1996 (as supplemented or amended from time to time, the "Indenture"), between the Company and Wells Fargo Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as trustee (the "Trustee"). The Medium-Term Notes will rank equally with all other senior unsecured and unsubordinated indebtedness of the Company and will have been registered with the Securities and Exchange Commission (the "SEC"). Unless otherwise defined herein, terms defined in the Distribution Agreement or Indenture shall have the same meaning when used in this exhibit.

                  The Distribution Agreement provides that Medium-Term Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

                  Each Medium-Term Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Medium-Term Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. Owners of beneficial interests in Book-Entry Notes will be entitled to delivery of Certificated Notes only under the limited circumstances described in the Indenture.

                  Administrative responsibilities, document control and record-keeping functions to be performed by the Company will be performed by its Treasurer, its Chief Financial Officer or any Assistant Treasurer. Administrative procedures for the offering are explained below.

                  Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II and Part III hereof and the Letter of Representations of the Company and the Trustee to DTC dated November 10, 2000, as amended or supplemented from time to time (the

"Letter of Representations"), and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part I and Part III hereof. Medium-Term Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Medium-Term Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes." To the extent the procedures set forth below conflict with the provisions of the Medium-Term Notes, the Indenture, the Letter of Representations or the Distribution Agreement, the relevant provisions of the Medium-Term Notes, the Indenture, the Letter of Representations and the Distribution Agreement shall control.

                                     PART I

                Administrative Procedures for Certificated Notes
                ------------------------------------------------

Price to Public
---------------

                  Each Certificated Note will be issued at 100% of principal amount, unless otherwise determined by the Company and the Agents.

Date of Issuance
----------------

                  Each Certificated Note will be dated and issued as of the date of its authentication by the Trustee.

Maturities
----------

                  Each Certificated Note will mature on a Business Day (as defined in Part III below) selected by the purchaser and agreed upon by the Company, with maturities of nine months or more from the date of issuance. Each Floating Rate Certificated Note will mature only on an Interest Payment Date for such Medium-Term Note.

Registration
------------

                  The Certificated Notes will be issued only in fully registered form without coupons. Wells Fargo Bank Minnesota, National Association, or any other duly selected paying agent, (the "Paying Agent") will serve as registrar and transfer agent in connection with the Certificated Notes.

Transfers and Exchanges
-----------------------

                  The Certificated Notes may be presented for transfer or exchange at the principal corporate trust office in the City of New York of the Trustee. The Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge. The Certificated Notes will not be exchangeable for Book-Entry Notes.

Denominations
-------------

                  The Certificated Notes will be issued and payable in U.S. dollars in the denomination of $1,000 or any integral multiple thereof unless otherwise determined by the Company.

                  The Company may determine, upon agreement with a purchaser of Certificated Notes, that such Certificated Notes will be denominated and payable in a foreign currency or currency unit to be specified in a pricing supplement to the Prospectus ("Specified Currency"). In such case, unless otherwise specified in such pricing supplement, the authorized denominations of such Certificated Notes will be the equivalent, as determined by the 11:00 a.m. (New York City time) buying rate for such Specified Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the Settlement Date (as defined below) for such Certificated Notes, of U.S. $1,000 (rounded down to an integral multiple of units of specified denominations of such Specified Currency). If such rates are not available for any reason, the Market Exchange Rate will be determined in accordance with the alternative provision for determining the Market Exchange Rate pursuant to the description therefor set forth under the caption "Description of the Notes - Interest and Principal Payments; Unavailablity of Foreign Currency" in the Company's Prospectus Supplement, dated November 10, 2000.

Interest
--------

                  Each Fixed Rate Certificated Note will bear interest from its issue date (the "Original Issue Date") at the annual rate stated on the face thereof, payable on January 15 and July 15 of each year (the "Interest Payment Dates"), commencing (unless otherwise specified in the applicable supplement to the Prospectus) on the first Interest Payment Date after issuance, and at Stated Maturity or upon redemption, if applicable. Interest on each Fixed-Rate Certificated Note will be calculated and paid on the basis of a 360-day year of twelve 30-day months (unless otherwise specified in the applicable pricing supplement). Interest will be payable to the Person in whose name such Fixed-Rate Certificated Note is registered at the close of business on the January 1 or July 1 (the "Regular Record Dates") next preceding the respective Interest Payment Date; provided, however, that (i) if an Original Issue Date falls between a Regular Record Date and an Interest Payment Date, the first payment of interest will occur on the Interest Payment Date following the next Regular Record Date and (ii) interest payable at Maturity will be payable to the Person to whom principal shall be payable (whether or not such Maturity is an Interest Payment Date).

                  Any payment of principal and interest on a Certificated Note required to be paid on an Interest Payment Date or at Stated Maturity or upon redemption, if applicable, which is not a Business Day shall be postponed to the next day which is a Business Day, and no interest on such payment will accrue for the period from and after such Interest Payment Date or Stated Maturity or redemption date, as the case may be, to the date of the payment on the next succeeding Business Day. All interest payments (excluding interest payments made at Stated Maturity or upon redemption, if applicable) will be made by check mailed, first class, postage prepaid, to the Person entitled thereto as provided above or otherwise in accordance with the Indenture, or by wire transfer of immediately available funds to an account designated by such Person if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than 10 days before such Interest Payment Date.

                  On the fifth Business Day immediately preceding each Interest Payment Date, the Paying Agent will notify the Company of the total amount (to the extent known to the Paying Agent on such date) of the interest payments to be made on such Interest Payment Date. The Paying Agent will provide monthly to the Company's finance department a list of the principal and interest (to the extent known to the Paying Agent) to be paid on Certificated Notes maturing in the next succeeding month. To the extent provided in the Indenture, the Company will provide to the Paying Agent not later than the payment date sufficient moneys to pay in full all principal and interest payments due on such payment date. The Paying Agent will assume responsibility for withholding taxes on interest paid as required by law.

                  For special provisions relating to the Floating Rate Notes, see Appendix A hereto. Special provisions relating to Certificated Notes denominated in a Specified Currency may be agreed upon by the Company and the Agents at a later time (the "Specified Currency Provisions"). All interest payments will be calculated and paid in the manner describe in such Medium-Term Note and the Distribution Agreement and in the Prospectus and the applicable Pricing Supplement.

Payment at Maturity
-------------------

                  Upon presentation of each Certificated Note at Stated Maturity (unless the Company has exercised its option to extend the Stated Maturity of a Certificated Note) or upon redemption the Trustee (or any duly appointed Paying Agent) will pay the principal amount or redemption price thereof, together with accrued interest due at Stated Maturity or the date of redemption. Such payment shall be made in immediately available funds in U.S. dollars (except as provided in any Specified Currency Provisions), provided that the Certificated Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or such Paying Agent) to make payments in such funds in accordance with its normal procedures. To the extent provided in the Indenture, the Company will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at Stated Maturity or upon redemption will be canceled by the Trustee as provided in the Indenture.

Settlement
----------

                  The receipt of immediately available funds in U.S. dollars by the Company in payment for a Certificated Note (less the applicable commission) and the authentication and issuance of such Certificated Note shall, with respect to such Certificated Note, constitute "Settlement" and the date thereof shall be referred to as the "Settlement Date." All offers to purchase Certificated Notes accepted by the Company will be settled from one to three Business Days from the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a different date; provided, however, that the Company will so notify the Trustee (which notice with respect to a Certificated Note denominated in a Specified Currency will not be less than five Business Days prior to the Settlement Date) of any such different date on or before the Business Day immediately prior to the Settlement Date.

Settlement Procedures
---------------------

                  In the event of a purchase of Certificated Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement.

                  Settlement procedures with regard to each Certificated Note sold through an Agent, as agent (the "Presenting Agent"), shall be as follows:

                  A. The Presenting Agent will advise the Company by telephone and, after the Company has accepted the offer, the Trustee, in writing by facsimile or other electronic transmission, of the following Settlement information:

                           1. Exact name in which such Certificated Note is to be registered ("Registered Owner").

                           2. Exact address of the Registered Owner and address for payment of principal and interest, if any.

                           3. Taxpayer identification number of the Registered Owner.

                           4. Principal amount of the Certificated Note (and, if multiple Certificated Notes are to be issued, denominations thereof).

                           5.       If the Certificated Notes are to be
                                    denominated in a Specified Currency, whether principal and interest is to be paid in U.S. dollars or the Specified Currency.

                           6.       Settlement Date.

                           7.       Date of Maturity.

                           8.       Interest rate:

                                    (a)     Fixed Rate Notes:

                                            o        Interest Rate
                                            o        Interest Reset Dates

                                    (b)     Floating Rate Notes:

                                           o         Interest Rate Basis (or so
                                                     called Base Rate)
                                           o         Initial Interest Rate
                                           o         Spread or Spread
                                                     Multiplier, if any
                                           o         Interest Reset Periods and
                                                     Interest Reset Dates
                                           o         Index Maturity
                                           o         Maximum and Minimum
                                                     Interest Rates, if any
                                           o         Calculation Agent
                                           o         Calculation Date
                                           o         Interest Determination
                                                     Dates

                                    (c)     Interest Periods and Interest
                                            Payment Dates

                                    (d)     Regular Record Date

                           9. If applicable, the redemption or repayment provisions.

                           10. Wire transfer information (including overseas bank account of the country of the Specified Currency, if any).

                           11. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Company upon Settlement).

                           12.      Trade date.

                           13.      Net proceeds to the Company.

                           14. If applicable, extension of maturity option provisions (including the basis or formula, if any, for the setting of the Interest Rate or Spread and/or Spread Multiplier, as applicable).

                           15.      If applicable, the renewal provisions.

                           16. If the Certificated Notes are to be issued at an original issue discount, the total amount of the original issue discount, the yield to maturity and the initial accrual period.

                           17. Any other information pertinent to the Certificated Note.

                  B. The Company will confirm to the Trustee (i) by facsimile or other electronic transmission, the above Settlement information and
         (ii) by facsimile, that the terms of the Medium-Term Notes have been approved by the President, the Chief Financial Officer or the Treasurer of the Company, and the Trustee will assign a Certificated Note number to the transaction. If the Company rejects an offer, the Company will promptly notify the Presenting Agent by telephone, facsimile or other electronic transmission.

                  C. The exchange rate agent, if any, appointed by the Company will notify the Company, the Trustee and the Presenting Agent of the Market Exchange Rate and the denominations of Certificated Notes which are to be denominated and payable in a Specified Currency.

                  D. The Trustee will complete the Certificated Note in the form previously approved by the Company, the Agents and the Trustee.

                  E. The Trustee will authenticate and deliver the Certificated Note (with the attached white confirmation) and the yellow and blue stubs to the Presenting Agent. The Presenting Agent will acknowledge receipt of the Certificated Note by completing the yellow stub and returning it to the Trustee.

                  F. The Presenting Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars in the amount of the principal amount of the Certificated Note, less the applicable commission.

                  G. The Presenting Agent will deliver the Certificated Note (with the attached white confirmation) to the purchaser against payment in immediately available funds in the amount of the principal amount of the Certificated Note. The Presenting Agent will deliver to the purchaser a copy of the most recent Prospectus with the appropriate pricing supplement applicable to the Certificated Note with or prior to delivery of the Certificated Note and the confirmation and payment by the purchaser for the Certificated Note. If instructed by the purchaser to deliver the Certificated Note and confirmation to different locations, the Certificated Note and the confirmation will each be accompanied or preceded by the Prospectus applicable to the Certificated Note being delivered.

                  H. The Presenting Agent will obtain the acknowledgment of receipt for the Certificated Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

                  I. The Trustee will mail the pink stub to the Company's Chief Financial Officer, Treasurer or other appropriate official.

Settlement Procedure Timetable
------------------------------

                  For offers accepted by the Company, Settlement procedures "A" through "I" set forth above shall be completed on or before the respective times set forth below:


         Settlement
         Procedure           Time
         ---------           ----
                          (New York)



         A                 4:00 p.m.            on date of order (2:00 p.m. on
                                                date of order in
                                                the case of Certificated Notes
                                                with a Settlement Date on the
                                                Business Day after the date of
                                                order)

         B                 5:00 p.m.            on date of order (3:00 p.m. on
                                                date of order in the case of
                                                Certificated Notes with a
                                                Settlement Date on the Business
                                                Day after the date of order)

         C                 10:00 a.m.           on the Settlement Date

         D-E               12:30 p.m.           on the Settlement Date (1:00
                                                p.m. on the Settlement Date in
                                                the case of Certificated Notes
                                                denominated in a Specified
                                                Currency)

         F                 2:00 p.m.            on the Settlement Date

         G-H               3:00 p.m.            on the Settlement Date

         I                 5:00 p.m.            on the Business Day after the
                                                Settlement Date

Failure to Settle
-----------------

                  If a purchaser of a Certificated Note shall either fail to accept delivery of or make payment for Certificated Note on the date fixed by the Company for Settlement, the Presenting Agent will immediately notify the Trustee and the Company's Chief Financial Officer, Treasurer or other appropriate official by telephone, confirmed in writing, of such failure and return the Certificated Note to the Trustee. Upon the Trustee's receipt of the Certificated Note from the Presenting Agent, the Company will promptly return to the Presenting Agent an amount of immediately available funds in U.S. dollars equal to any amount previously transferred to the Company in respect of the Certificated Note pursuant to advances made by such Agent. Such returns will be made on the Settlement Date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement Date. The Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Upon receipt of the Certificated Note in respect of which the default occurred, the Trustee will mark the Certificated Note "cancelled," make appropriate entries in its records and deliver the Certificated Note to the Company with an appropriate debit advice. The Presenting Agent will not be entitled to any commission with respect to any Certificated Note which the purchaser does not accept or make payment for.

Optional Extension of Maturity
------------------------------

                  If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Maturity Date of such Medium-Term Note, it will so notify the Trustee not less than 45 or more than 60 days before the Maturity Date of such Certificated Note, and will further indicate (i) the new Maturity Date; (ii) the Interest Rate or Spread or Spread Multiplier, as the case may be, and (iii) the provisions, if any, for redemption of such Certificated Note during such period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                  Upon receipt of notice from the Company regarding the Company's exercise of an optional extension of maturity, the Trustee will mail a notice, first class, postage prepaid, to the Holder not less than 40 days before the Maturity Date an "Extension Notice", which Extension Notice shall contain the information required by the terms of the Certificated Note. If after receipt of an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in the Certificated Note, the Trustee shall give notice to the Company not less than 22 days before the old Maturity Date of the principal amount of Certificated Notes to be repaid on such old Maturity Date.

                  If the Company elects to revoke the Interest Rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an extension period, it shall, not less than 20 days before such old Maturity Date, so notify the Trustee. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid of the new Interest Rate or Spread or Spread Multiplier applicable to such Certificated Note.

                  If, after the Holder has tendered any Certificated Notes for repayment pursuant to an Extension Notice, such Holder then revokes such tender for repayment, the Trustee shall give notice to the Company not less than five days prior to the Maturity Date, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                  On or before any old Maturity Date where the Maturity has been extended, the Company shall deposit with the Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Maturity Date for all the Certificated Notes or portions thereof which are to be repaid on such old Maturity Date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Optional Redemption
-------------------

                  If so specified in the applicable pricing supplement and on the Certificated Note, such Certificated Note will be subject to redemption by the Company, at one or more redemption prices (expressed as a percentage of the principal amount of such Certificated Note) applicable during one or more redemption periods, together with interest accrued thereon on the date fixed for redemption.

                  At least 45 days prior to the date on which it intends to redeem a Certificated Note, the Company will notify the Trustee that it is exercising such option with respect to such Certificated Note on such date.

                  After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, not less than 30 days or more than 60 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the

Holder of such Certificated Note informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

                  On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Certificated Notes or portions thereof and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Medium-Term Notes. If redemption of any Certificated
Note is made in part, a new Certificated Note for the amount of the unredeemed portion shall be issued in the name of the Holder upon cancellation of the redeemed Certificated Note.

Repayment
---------

                  If so specified in the applicable pricing supplement and on the Certificated Note, such Certificated Note will be subject to repayment at the option of the Holder at a repayment price equal to 100% of the Certificated Note, together with accrued interest to the date of repayment.

                  Upon receipt of notice of exercise of the option for repayment, the Trustee shall (unless such notice was received pursuant to the Company's exercise of an optional extension of maturity, in which case the relevant procedures set forth above are to be followed) give notice to the Company not less than 15 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

                  On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Certificated Notes or portions thereof which are to be repaid on such date. The Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Medium-Term Notes.


                                     PART II

                          Administrative Procedures for
                          -----------------------------
                                Book-Entry Notes
                                ----------------

                  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under the Letter of Representations and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of May 14, 1991 (the "Medium-Term Note Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Price to Public
---------------

                  Each Book-Entry Note will be issued at 100% of principal amount, unless otherwise determined by the Company and the Agents.

Date of Issuance
----------------

                  On any Settlement Date (as defined under "Settlement" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to $400,000,000 principal amount of all such Book-Entry Notes that have the same terms. Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an original issue date, which will be (i) with respect to an original Global Security (or any portion thereof), the original issue date specified in such Global Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest Payment Date (as defined in the Indenture) to which interest has been paid or duly provided for on the predecessor Global Securities regardless of the date of authentication of such resulting Global Security. No Global Security will represent (i) both Fixed Rate Book-Entry Notes and Floating Rate Book-Entry Notes or (ii) any Certificated Note.

Identification Numbers
----------------------

                  The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry Medium-Term Notes issued by the Company with other series designations. The Company has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has provided a copy of such list to DTC and the Trustee. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration
------------

                  Global Securities will be issued only in fully registered form without coupons. Each Global Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Medium-Term Notes maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such indirect participant in DTC) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers
---------

                  Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges
---------

                  The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same terms and for which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same terms and for which interest has been paid to the same date, (ii) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and the CUSIP Numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $400,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $400,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturity
--------

                  Each Book-Entry Note will mature on a date nine months or more after the Settlement Date for such Book-Entry Note. Each Floating Rate Book Entry Note will mature only on an Interest Payment Date for such Medium-Term Note.

Denominations
-------------

                  Book-Entry Notes will be issued in principal amounts of $1,000 or any integral multiple thereof. Global Securities will be denominated in principal amounts not in excess of $400,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $400,000,000 would, but for the preceding sentence, be represented by a single Global

Security, then one Global Security will be authenticated and issued to represent each $400,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest
--------

                  Interest, if any, on each Book-Entry Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global Security representing such Book-Entry Note, and will be calculated and paid in the manner described in such Book-Entry Note. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date or to but excluding the date of Maturity. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Book-Entry Notes will be made semiannually on January 15 and July 15 of each year. Interest will be payable to the Person in whose name such Book-Entry Note is registered at the close of business on the January 1 or July 1 (the "Regular Record Dates") next preceding the respective Interest Payment Date. Interest on Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                  Interest payable at the date of Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Book-Entry Note is payable. Standard & Poor's Ratings Group may use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's Ratings Group.

                  For special provisions relating to the Floating Rate Notes, see Appendix A hereto.

Payments of Interest
--------------------

                  Promptly after each Regular Record Date, the Paying Agent will deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest (to the extent then ascertainable) to be paid on each Global Security on such Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Corporation. The Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Paying Agent will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment." If any Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Payment at Maturity
-------------------

                  On or about the first Business Day of each month, the Paying Agent will deliver to the Company and DTC a written list of principal and interest (to the extent then ascertainable) to be paid on each Global Security maturing in the following month (excluding principal on a Book-Entry Note where the Company has exercised its option to extend the Stated Maturity). The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before Maturity, the Company will pay to the Paying Agent the principal amount of such Global Security, together with interest due at such Maturity. The Paying Agent will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company.

Manner of Payment
-----------------

                  The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Paying Agent in immediately available funds no later than 9:30 a.m. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing the Paying Agent to withdraw funds from an account maintained by the Company at the Paying Agent or by wire transfer to the Paying Agent. The Company will confirm any such instructions in writing to the Paying Agent. Prior to 10:00 a.m. (New York City time) on the date of Maturity or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Paying Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company (as issuer) nor the Paying Agent (as trustee, security registrar or paying agent) shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book- Entry Notes.

Withholding Taxes
-----------------

                  The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Note.

Settlement
----------

                  The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Book-Entry Note shall constitute "Settlement" with respect to such Book-Entry Note and the date thereof shall be referred to as the "Settlement Date." All orders for Book-Entry Notes accepted by the Company will be settled on the third Business Day following the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on another day which shall be no earlier than the next Business Day following the date of acceptance.

Settlement Procedures
---------------------

                  In the event of a purchase of Book-Entry Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent and the Company pursuant to the Distribution Agreement.

                  Settlement Procedures with regard to each Book-Entry Note sold by the Company through an Agent, as agent (the "Presenting Agent"), shall be as follows:

                  A. The Presenting Agent will advise the Company by telephone of the following Settlement information:

                           1.       Principal amount.

                           2.       Settlement Date.

                           3.       Date of Maturity.

                           4.       Interest rate:

                                    (a)     Fixed Rate Notes:

                                            o         Interest Rate
                                            o         Interest Reset Dates

                                    (b)     Floating Rate Notes:

                                            o         Interest Rate Basis (or so
                                                      called Base Rate)
                                            o         Initial Interest Rate
                                            o         Spread or Spread
                                                      Multiplier, if any
                                            o         Interest Reset Periods and
                                                      Interest Reset Dates
                                            o         Index Maturity
                                            o         Maximum and Minimum
                                                      Interest Rates,  if any
                                            o         Calculation Agent
                                            o         Calculation Date
                                            o         Interest Determination
                                                      Dates

                                    (c)      Interest Periods and Interest
                                             Payment Dates

                                    (d)     Regular Record Date

                           5. If applicable, the redemption or repayment provisions.

                           6. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Company upon Settlement).

                           7.       Trade date.

                           8.       Net proceeds to Company.

                           9. If applicable, extension of maturity option provisions (including the basis or formula, if any, for the setting of the Interest Rate, or the Spread and/or Spread Multiplier, as applicable).

                           10.      If applicable, renewal provisions.

                           11. If the Book-Entry Notes are to be issued at an original issue discount, the total amount of the original issue discount, the yield to maturity and the initial accrual period.

                           12. Any other information pertinent to the Book-Entry Note.

                  B. The Company will assign a CUSIP number to the Global Security representing such Book-Entry Note and then advise the Trustee by facsimile or electronic transmission of the information set forth in Settlement Procedure "A" above, such CUSIP number and the name of the Presenting Agent. The Company will confirm to the Trustee, by facsimile, that the terms of the Book-Entry Notes have been approved by the President, the Chief Financial Officer or the Treasurer of the Company. The Company will also notify the Presenting Agent by telephone of such CUSIP number as soon as practicable.

                  C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System providing the following Settlement information to DTC (which shall route such information to Standard & Poor's Ratings Group and Interactive Data Corporation) and the Presenting Agent:

                           1. The information set forth in Settlement Procedure "A."

                           2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

                           3. Initial Interest Payment Date for such Book-Entry Note, number of days by which such date succeeds the related Regular Record Date

                                    (which, in the case of Floating Rate
                                    Book-Entry Notes that reset weekly, shall be the DTC Record Date, which is the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Book-Entry Notes, shall be the Regular Record Date as defined in the Indenture) and amount of interest payable on such Interest Payment Date.

                           4.       The interest payment period.

                           5.       CUSIP number of the Global Security
                                    representing such Book-Entry Note.

                           6. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

                           7.       Numbers of the participant accounts
                                    maintained by DTC on behalf of the Trustee and the Presenting Agent.

                  D. To the extent the Company has not already done so, the Company will deliver to the Trustee a Global Security in a form that has been approved by the Company, the Agents and the Trustee.

                  E. The Trustee will complete such Book-Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Book-Entry Note.

                  F. DTC will credit such Book-Entry Note to the Trustee's participant account at DTC.

                  G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Trustee's participant account and credit such Book-Entry Note to the Presenting Agent's participant account and (ii) debit the Presenting Agent's settlement account and credit the Trustee's settlement account for an amount equal to the principal amount of such Book-Entry Note less the Presenting Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and
         (ii) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement.

                  H. The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Presenting Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the principal amount of such Book-Entry Note.

                  I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                  J. The Trustee will, upon receipt of funds from the Agent in accordance with Settlement Procedure "G," credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G."

                  K. The Trustee will send a copy of the Book-Entry Note by first-class mail to the Company.

                  L. The Presenting Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable
-------------------------------

                  For orders of Book-Entry Notes solicited by any Agent and accepted by the Company for Settlement on the first Business Day after such acceptance, Settlement Procedures "A" through "K"set forth above shall be completed as soon as possible but not later than the respective times set forth below:


            Settlement          Time (New York)
            Procedure           ----
            ---------

                A             11:00 a.m.            on date of order
                B             12:00 p.m.            on date of order
                C              2:00 p.m.            on date of order
                D              3:00 p.m.            on date of order
                E              9:00 a.m.            on Settlement Date
                F             10:00 a.m.            on Settlement Date
               G-H             2:00 p.m.            on Settlement Date
                I              4:45 p.m.            on Settlement Date
               J-K             5:00 p.m.            on Settlement Date


                  If an order is to be settled more than one Business Day after acceptance by the Company, Settlement Procedures "A," "B" and "C" may be completed not later than 11:00a.m., 12:00 Noon and 2:00 p.m., respectively, on the Business Day after the date of acceptance. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but not later than 12:00 Noon and 2:00 p.m., respectively, on the Business Day after the date of acceptance. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the Settlement Date.

                  If Settlement of a Book-Entry Note is rescheduled or canceled, the Company will advise the Trustee and the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle
-----------------

                  If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G," the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Book-Entry Note for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                  If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G," respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. The Company will reimburse the Presenting Agent and the Trustee, as applicable, on an equitable basis for their loss of the use of the funds during the period when the funds were credited to the account of the Company (except that the Company shall not be required to reimburse a party if such party's default hereunder or under the Agency Agreement shall have caused such failure by the beneficial purchaser to make timely payment of the purchase price).

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E," for the authentication and issuance of a Global

Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Optional Extension of Maturity
------------------------------

                  If the Company elects to exercise an option, as set forth in a Book-Entry Note, to extend the Stated Maturity of such Medium-Term Note, it will so notify the Trustee not less than 45 or more than 60 days before the Stated Maturity of such Book-Entry Note, and will further indicate (i) the new Maturity Date; (ii) the Interest Rate or Spread or Spread Multiplier, as the case may be; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                  Upon receipt of notice from the Company regarding the Company's exercise of an optional extension of maturity, the Trustee will hand deliver a notice to DTC not less than 40 days before the Stated maturity (an "Extension Notice"), which Extension Notice shall identify such Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-entry Note.

                  If, after receipt of an Extension Notice, DTC exercises the option for repayment by tendering the Global Security representing the Book-Entry Note to be repaid as set forth in such Medium-Term Note, the Trustee shall give notice to the Company not less than 22 days before the old Stated Maturity.

                  If the Company elects to revoke the Interest Rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an extension period, as the case may be, it shall, not less than 20 days before such old Stated Maturity, so notify the Trustee. The Trustee will immediately thereafter notify DTC of the new Interest Rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                  If, after DTC has tendered any Book-Entry Notes for repayment pursuant to an Extension Notice, DTC then revokes such tender for repayment, the Trustee shall give notice to the Company not less than five days prior to the old Stated Maturity of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                  On or before any old Stated Maturity where the Maturity has been extended, the Company shall deposit with the Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity for all the Book-Entry Notes or portions thereof which are to be repaid on such old Stated Maturity. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Medium-Term Notes.

Optional Redemption
-------------------

                  If so specified in the applicable pricing supplement and on the Book-Entry Note, such Book-Entry Note will be subject to redemption by the Company, at one or more redemption prices (expressed as a percentage of the principal amount of such Book-Entry Note) applicable during one or more redemption periods, together with interest accrued thereon on the date fixed for redemption.

                  At least 45 days prior to the date on which it intends to redeem a Book-Entry Note, the Company will notify the Trustee that it is exercising such option with respect to such Book-Entry Note on such date.

                  After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee will, not less than 30 days or more than 60 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                  On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Medium-Term Notes.

Repayment
---------

                  If so specified in the applicable pricing supplement and set forth in the Book-Entry Note, such Book-Entry Note will be subject to repayment at the option of the Holder at a repayment price equal to 100% of such Book-Entry Note, together with accrued interest to the date of repayment.

                  Upon receipt of notice of exercise of the option for repayment and the Global Securities representing the Book-Entry Notes so to be repaid as set forth in such Medium-Term Notes, the Trustee shall (unless such notice was received pursuant to the Company's exercise of an optional extension of maturity, in which case the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such Optional Repayment Date.

                  On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Medium-Term Notes.

                                    PART III

                 Administrative Procedures for Book-Entry Notes
                 ----------------------------------------------
                             and Certificated Notes
                             ----------------------

Procedures for Establishing the Terms of the Medium-Term Notes
--------------------------------------------------------------

                  The Company and the Agents will discuss from time to time the rates to be borne by the Medium-Term Notes that may be sold as a result of the solicitation of offers by the Agents. Once an Agent has recorded any indication of interest in Medium-Term Notes upon certain terms, and communicated with the Company, if the Company plans to accept an offer to purchase Medium-Term Notes upon such terms, it will prepare a pricing supplement reflecting the terms of such Medium-Term Notes (if the interest rate, Stated Maturity or other terms have changed) and, after approval from such Agent, will arrange to have such pricing supplement (together with the Prospectus if amended or supplemented), electronically filed or transmitted by a means reasonably calculated to result in filing with the SEC by the second Business Day after the Company has accepted such offer (or by the Business Day prior to the Settlement Date in the event the Settlement Date is the first or second Business Day after such acceptance) and pursuant to Rule 424(b) of the Rules and Regulations, and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, and including such pricing supplement, to the Agent that presented such offer. No Settlements with respect to Medium-Term Notes upon such terms may occur prior to such filing or such transmission and the Agents will not, prior to such filing or such transmission, mail confirmations to customers who have offered to purchase Medium-Term Notes upon such terms. After such filing or such transmission, sales, mailing of confirmations and Settlements may occur with respect to Medium-Term Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

                  If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly so notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so posted. Following establishment of posted rates and prior to the filing or transmission described in the following sentence, the Agents may record indications of interest in purchasing Medium-Term Notes only at the posted rates. Once an Agent has recorded any indication of interest in Medium-Term Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, it will prepare a pricing supplement reflecting such posted rates and, after approval from such Agent, will arrange to have such pricing supplement (together with the Prospectus if amended or supplemented), electronically filed or transmitted by a means reasonably calculated to result in filing with the SEC by the second Business Day after the Company has accepted such offer (or by the Business Day prior to the Settlement Date in the event the Settlement Date is the first or second Business Day after such acceptance) and pursuant to Rule 424(b) of the Rules and Regulations, and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, and including such pricing supplement to the Agent who presented such offer. No Settlements at the posted rates may occur prior to such filing or such transmission and the Agents will not, prior to such filing or such transmission, mail confirmations to customers who have offered to purchase Medium-Term Notes at the posted rates. After such filing or such transmission, sales, mailing of confirmations and Settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

Acceptance and Rejection of Offers
----------------------------------

                  The Company shall have the sole right to accept offers to purchase Medium-Term Notes from the Company and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the appropriate official of the Company, orally or in writing, each reasonable offer to purchase Medium-Term Notes from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

Suspension of Solicitation; Amendment or Supplement
---------------------------------------------------

                  If, during any period in which, in the opinion of counsel for the Agents (provided, if the Agents are no longer soliciting (or have been instructed not to solicit) purchases of Securities from the Company such opinion is known to the Company), a prospectus relating to the Medium-Term Notes is required to be delivered under the Act, any event known to the Company occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or the Rules and Regulations, the Company will notify the Agents promptly to suspend solicitation of purchases of the Medium-Term Notes and the Agents shall suspend their solicitations of purchases of Medium-Term Notes; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus for purposes of offering the Securities, it will promptly advise the Agents by telephone (with confirmation in writing) and, except as otherwise provided in any relevant Purchase Agreement, will promptly prepare and file with the SEC an amendment or supplement which will correct such statement or omission or an amendment, whether by filing such documents pursuant to the Act or the Exchange Act, as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements and to prepare and furnish to the Agents at its own expense such amendment or supplement to the Registration Statement or the Prospectus as will correct such Registration Statement or Prospectus; provided, however, that the Company shall in any event promptly prepare, file and furnish an Agent with such an amendment or supplement if such Agent shall then hold any Securities acquired from the Company as principal (other than such Securities as such Agent shall have held for a period of six months or more). Upon the Agents' receipt of such amendment or supplement and advice from the Company that solicitations may be resumed, the Agents will resume solicitations of purchases of the Medium-Term Notes.

                  In addition, the Company may instruct the Agents to suspend solicitation of offers to purchase at any time. Upon receipt of such instructions the Agents will forthwith (but in any event within one Business
Day) suspend solicitation of offers to purchase from the Company until such time as the Company has advised it that solicitation of offers to purchase may be resumed and the Company has complied with Section 6 of the Distribution Agreement to the extent then required. If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the Medium-Term Notes (other than to change interest rates or maturities or similar changes and except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed), it will promptly advise the Agents and the Trustee and will furnish the Agents and the Trustee with copies of the proposed amendment or supplement.

                  In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended or supplemented as in effect at the time of the suspension may be delivered in connection with the Settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
----------------------

                  A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof must be delivered to a purchaser prior to or together with the earliest of (i) any written offer of such Medium-Term Note, (ii) confirmation of the purchase of such Medium-Term Note and
(iii) payment for such Medium-Term Note by its purchaser. The Company shall ensure that an Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate pricing supplements as described in the section entitled "Procedures for Establishing the Terms of the Medium-Term Notes" above) in such quantities and within such time limits as will enable such Agent to deliver such confirmation or Medium-Term Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Medium-Term Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Medium-Term Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Medium-Term Notes sold directly by the Company.

Confirmation
------------

                  For each order to purchase a Medium-Term Note solicited by any Agent and accepted by the Company, the Presenting Agent will issue a confirmation to the purchaser (with a copy to the Company), including delivery and payment instructions.

Payment of Expenses
-------------------

                  Each Agent shall forward to the Company, on a monthly basis, a statement of the out-of-pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Distribution Agreement. The Company will remit payment to the Agents currently on a monthly basis.

Advertising Costs
-----------------

                  The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Medium-Term Notes. The "tombstone" advertisement and such other expenses agreed to by the Company and Agents in connection with solicitation of offers to purchase Medium-Term Notes from the Company will be paid by the Company.

Periodic Statements From the Trustee
------------------------------------

                  Periodically, the Trustee will send to the Company a statement setting forth the principal amount of Certificated Notes Outstanding as of that date and setting forth a brief description of any sales of Certificated Notes which the Company has advised the Trustee but which have not yet been settled.

Trustee Not to Risk Funds
-------------------------

                  Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, DTC, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Business Day
------------

                  "Business Day" shall mean, for all purposes of these Administrative Procedures, any day which is not a Saturday or Sunday and which is not a day on which banking institutions are generally authorized or obligated by law or executive order to close (i) in New York City or in any other place where the principal and interest on the Medium-Term Notes is payable, (ii) in the case of Medium-Term Notes denominated in a Specified Currency, including LIBOR Notes (as defined in Appendix A), in the city designated in an applicable supplement to the Prospectus as the principal financial center of the country of such Specified Currency and (iii) in the case of LIBOR Notes, any such date on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

APPENDIX A to EXHIBIT A


                     APPENDIX A to ADMINISTRATIVE PROCEDURES

                           Special Provisions Relating
                             to Floating Rate Notes
                             ----------------------

Interest Rate:             Interest on Floating Rate Notes will be determined by
                           reference to an "Interest Rate Basis", which shall be the "Commercial Paper Rate" ("Commercial Paper Rate
                           Notes"), "LIBOR" ("LIBOR Notes"), "EURIBOR" ("EURIBOR
                           Notes")the "CD Rate" ("CD Rate Notes"), the "Treasury
                           Rate" ("Treasury Rate Notes"), the "Federal Funds
                           Effective Rate" ("Federal Funds Notes"), the "Prime
                           Rate" ("Prime Rate Notes") or such other interest rate formula as may be designated by the Company, based upon the Index Maturity and adjusted by a Spread or Spread Multiplier, if any, as specified in the applicable pricing supplement to the Prospectus setting forth the terms of each issuance of Floating
                           Rate Notes (the "Pricing Supplement"). The "Index
                           Maturity" is the particular maturity of the type of instrument or obligation from which the Interest Rate
                           Basis is calculated (e.g., in the case of ---- commercial paper, 30-day rather than 90-day commercial paper). The "Spread" is the number of basis points (100 basis points equals one percent) above or below the Interest Rate Basis applicable to the particular Floating Rate Note, and the "Spread
                           Multiplier" is the percentage of the Interest Rate
                           Basis applicable to the interest rate for the particular Floating Rate Note. The Spread, Spread
                           Multiplier, Index Maturity and other variable terms as described below are subject to change by the Company from time to time, but no such change will affect any Floating Rate Note previously issued or as to which an offer has been accepted by the Company. A
                           Floating Rate Note may also have either or both of the following: (i) a maximum limit, or ceiling
                           ("Maximum Interest Rate"), on the rate of interest which may accrue during any Interest Period (as defined below); and (ii) a minimum limit, or floor
                           ("Minimum Interest Rate"), on the rate of interest which may accrue during any Interest Period. In addition to any Maximum Interest Rate which may be applicable to any Floating Rate Note pursuant to the above provisions, the interest rate on the Floating
                           Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. The limit may not apply to Floating
                           Rate Notes in which $2,500,000 or more has been invested.

                           The Calculation Agent appointed by the Company (the "Calculation Agent") (initially Wells Fargo Bank Minnesota, National Association) will, upon request of a holder of Floating Rate Notes, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date (as defined below) with respect to such Floating Rate Notes. The applicable Pricing Supplement will specify for each Floating Rate Note the following terms: Interest Rate Basis, rate of interest for the initial Interest Period (the "Initial Interest Rate"), date of original issue, Interest Determination Dates, Interest Reset Dates (as defined below), Interest Payment Dates (as defined below), Regular Record Date (as defined below), Index Maturity, maturity date, redemption date, if any, repayment date, if any, Maximum Interest Rate and Minimum Interest Rate, if any, and the Spread or Spread Multiplier, if any.

Interest Payment           Except as set forth in the applicable Pricing
Dates:                     Supplement and except as provided below, interest
                           will be payable in the case of Floating Rate Notes with a daily, weekly or monthly Interest Reset Date, on the third Wednesday of each month or on the third
                           Wednesday of March, June, September and December of each year, as specified in the applicable Pricing
                           Supplement; in the case of Floating Rate Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year;
                           in the case of Floating Rate Notes with a semi-annual
                           Interest Reset Date, on the third Wednesday of two months of each year specified in the applicable
                           Pricing Supplement; in the case of Floating Rate
                           Notes with an annual Interest Reset Date, on the third Wednesday of the month of each year specified in the applicable Pricing Supplement; and, in each case at the stated maturity (or on the redemption date or repayment date, if applicable) of the Floating Rate Note. If any Interest Payment Date for any Floating Rate Note would otherwise be a day that is not a Business Day (as defined below) for such Floating Rate Note, the Interest Payment Date for such Floating Rate Note shall be postponed to the next succeeding day that is a Business Day for such Floating Rate Note, except that in the case of a LIBOR Note or EURIBOR Note, if such day falls in the next calendar month, such Interest Payment Date will be the immediately preceding day that is a London
                           Business Day or Brussels Business Day, respectively
                           (as defined below) with respect to such Note. Each date on which interest is payable on a Floating Rate
                           Note is referred to herein as an "Interest Payment
                           Date."

Interest Reset             The rate of interest on each Floating Rate Note will
Dates:                     be reset daily, weekly, monthly, quarterly,
                           semi-annually or annually (each an "Interest Reset
                           Date"), as specified in the applicable Pricing
                           Supplement. Except as set forth in the applicable
                           Pricing Supplement, the Interest Reset Date will be, in the case of Floating Rate Notes which reset:
                           daily, each Business Day; weekly (other than Treasury
                           Rate Notes), the Wednesday of each week (in the case of weekly reset Treasury Rate Notes, the Tuesday of each week); monthly, the third Wednesday of each month; quarterly, the third Wednesday of March, June, September and December of each year; semiannually, the third Wednesday of two months of each year specified in the applicable Pricing Supplement; and annually, the third Wednesday of the month of each year specified in the applicable Pricing Supplement.
                           Notwithstanding the preceding sentence, (i) the interest rate in effect from the date of original issue to the first Interest Reset Date with respect to a Floating Rate Note will be the Initial Interest
                           Rate set forth in the applicable Pricing Supplement and (ii) unless otherwise specified in the applicable
                           Pricing Supplement, the interest rate in effect for the 10 calendar days immediately prior to maturity, redemption or repayment, if applicable, will be that in effect on the tenth calendar day preceding such maturity, redemption or repayment. If any Interest
                           Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day for such Floating
                           Rate Note, the Interest Reset Date will be postponed to the next day that is a Business Day for such Floating Rate Note, except that in the case of either a LIBOR Note or a EURIBOR Note, if such next succeeding Business Day is in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

Interest Determination     The interest rate applicable to an Interest Reset
Dates:                     Period that commences on the related Interest Reset
                           Date will be the rate determined as of the applicable interest determination date ("Interest Determination
                           Date") on or prior to the Calculation Date. Except as set forth in the applicable Pricing Supplement, the Interest Determination Date pertaining to an Interest
                           Reset Date for a Commercial Paper Rate Note (the
                           "Commercial Paper Interest Determination Date"), a
                           Federal Funds Note (the "Federal Funds Interest
                           Determination Date"), a CD Rate Note (the "CD
                           Interest Determination Date") or a Prime Rate Note
                           (the "Prime Interest Determination Date") will be the second Business Day preceding the applicable Interest
                           Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note
                           (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding such Interest Reset Date. The Interest

                           Determination Date pertaining to an Interest Reset Date for a EURIBOR Note (the "EURIBOR Interest Determination Date") will be the second day on which the Trans-European Automated Real-time Gross Settlement Transfer System is Open immediately preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day in the week in which the applicable Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date for Treasury bills falls on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. The Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined by reference to more than one Interest Rate Basis will be the second Business Day prior to the applicable Interest Reset Date for such Floating Rate Note on which each such Interest Rate Basis is determinable.

Calculation Dates:         The Calculation Date, where applicable, pertaining to
                           any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest
                           Determination Date or if any such day is not a Business Day, the next succeeding Business Day and
                           (ii) the Business Day preceding the applicable
                           Interest Payment Date, the stated maturity, the redemption date (if any) or the optional repayment date (if any), as the case may be.

                           All percentages resulting from any calculation on Floating Rate Notes will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545), would be rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent or, in the case of Notes denominated other than in United States dollars, the nearest unit (with one-half cent or unit being rounded upward).

Commercial Paper Rate      Each Commercial Paper Rate will bear interest at the
Notes:                     interest rate (calculated with reference to the
                           Commercial Paper Rate and, if any,
                           the Spread and/or Spread Multiplier) specified in such Commercial Paper Rate Note in the applicable
                           Pricing Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, the "Commercial Paper Rate" for each such Interest Reset Date will be determined as of the Commercial Paper Interest Determination Date and will be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication selected by the Calculation Agent ("H.15(519)") under the heading "Commercial Paper--Nonfinancial." If such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in the daily update of H.15(519) available through the world wide web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update (the
                           "H.15 Daily Update") under the heading "Commercial Paper--Nonfinancial" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days respectively), or any other recognized electronic source used for the purpose of displaying the applicable rate selected by the Calculation Agent under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or
                           H.15 Daily Update, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent (after consultation with the Company) for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as described above by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date or, if no such rate is in effect, the interest rate on the Commercial Paper Rate Notes will be the Initial

                           Interest Rate.

                           The term "Money Market Yield" means a yield
                           (expressed as a percentage rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

                           Money Market Yield   =      D  x  360        x 100
                                                    --------------
                                                      360 - (DxM)

                           where "D" means the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

LIBOR Notes:               Each LIBOR Note will bear interest at the interest
                           rate (calculated with reference to LIBOR and, if any, the Spread and/or Spread Multiplier) specified in such LIBOR Note and in the applicable Pricing
                           Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, "LIBOR" will be determined by the Calculation Agent in accordance with the following provisions:

                           (i) With respect to a LIBOR Interest Determination Date, LIBOR will be, as specified in the applicable Pricing Supplement, either:

                                    (a)      the arithmetic mean of the offered
                                             rates for deposits in the Index
                                             Currency having the Index Maturity
                                             designated in the applicable
                                             Pricing Supplement, commencing on
                                             the second London banking day
                                             ("London Business Day") immediately
                                             following that LIBOR Interest
                                             Determination Date, that appear on
                                             the Reuters Screen LIBOR Page as of
                                             11:00 a.m., London time, on that
                                             LIBOR Interest Determination Date,
                                             if at least two such offered rates
                                             appear on the Reuters Screen LIBOR
                                             Page ("LIBOR Reuters"), except that
                                             if the specified Reuters Screen
                                             LIBOR Page, by its terms provides
                                             for only a single rate, that single
                                             rate will be used, or

                                    (b)      the rate for deposits in U.S.
                                             dollars having the Index Maturity
                                             designated in the applicable
                                             Pricing Supplement, commencing on
                                             the second London Business Day
                                             immediately following such LIBOR

                                             Interest Determination Date, that
                                             appears on Telerate Page 3750 as of
                                             11:00 a.m., London Time, on that
                                             LIBOR Interest Determination Date
                                             ("LIBOR Telerate") . "Reuters
                                             Screen LIBOR Page" means the
                                             display designated as page "LIBOR"
                                             on the Reuters Monitor Money Rates
                                             Service (or such other page as may
                                             replace the LIBOR page on that
                                             service for the purpose of
                                             displaying London interbank offered
                                             rates of major banks). "Telerate
                                             Page 3750" means the display
                                             designated as page "3750" on the
                                             Bridge Telerate Inc. (or such other
                                             page as may replace the 3750 page
                                             on that service or such other
                                             service or services as may be
                                             nominated by the British Bankers'
                                             Association for the purpose of
                                             displaying London interbank offered
                                             rates for U.S. dollar deposits). If
                                             neither LIBOR Reuters nor LIBOR
                                             Telerate is specified in the
                                             applicable Pricing Supplement,
                                             LIBOR will be determined as if
                                             LIBOR Telerate had been specified.
                                             If fewer than two offered rates
                                             appear on the Reuters Screen LIBOR
                                             Page, or if no rate appears on
                                             Telerate Page 3750, as applicable,
                                             LIBOR in respect of that LIBOR
                                             Interest Determination Date will be
                                             determined as if the parties had
                                             specified the rate described in
                                             (ii) below.

                           (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page as specified in (i) (a) above, or on which no rate appears on Telerate Page 3750 as specified in (i) (b) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated in the applicable Pricing Supplement are offered at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company, collectively, the "Reference Banks") to prime banks in the London interbank market, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the interest rate otherwise in effect on such LIBOR Interest Determination Date or, if no such rate is in effect, the interest rate on LIBOR Rate Notes will be the Initial Interest Rate.

EURIBOR Notes:             Each EURIBOR Note will bear interest at the interest
                           rate (calculated with reference to EURIBOR and, if any, the Spread and/or Spread Multiplier) specified in such EURIBOR Note and in the applicable Pricing
                           Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, "EURIBOR" with respect to a EURIBOR Interest Determination Date, EURIBOR will be the rate for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI -- The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified in the applicable Pricing Supplement as that rate appears on the display on Telerate Page 248 at 11:00 a.m. (Brussels time). "Telerate Page 248" means the display designated as page "248" on the Bridge Telerate Inc. (or such other page as may replace the 248 page on that service).

                           If such rate is not published on Telerater Page 248 by 11:00 a.m., Brussells time, the Calculation Agent will request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation with its offered rate for deposits in Euros, at approximately 11:00 a.m. (Brussels time) on the Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified in the applicable Pricing Supplement commencing on the applicable interest reset date, and in a principal amount not less than the equivalent of U.S. $1 million in Euro that is representative of a single transaction in Euro, in that market at that time. If at least two quotations are provided, EURIBOR will be the average of those quotations. If fewer than two quotations are provided, EURIBOR will be the average of the rates quoted by four major banks in the Euro-zone, as selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m. (Brussels time), on the applicable Interest Reset Date for loans in Euro to leading European banks for a period of time equivalent to the Index Maturity specified in the applicable Pricing Supplement commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S. $1 million in Euro. If the banks so selected by the Calculation Agent are not quoting as described above, the EURIBOR rate in effect on such EURIBOR Determination Date will be the EURIBOR Rate in effect on such EURIBOR Determination Date or, if no such rate is in effect, the interest rate on EURIBOR Notes will be the Initial Interest Rate.

CD Rate Notes:             Each CD Rate Note will bear interest at the interest
                           rate (calculated with reference to the CD Rate and, if any, the Spread and/or Spread Multiplier) specified in such CD Rate Note and in the applicable
                           Pricing Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, the "CD Rate" for each such Interest Reset Date will be determined as of the CD Rate Interest Determination Date and will be the rate on such date for negotiable certificates of deposit having the Index Maturity designated in the applicable Pricing Supplement as published in H.15(519) under the heading "CDs (Secondary Market)" or any successor publication or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, the CD Rate will be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Pricing Supplement as published in H.15 Daily Update under the heading "CDs (Secondary Market)." If such rate is not published in H.15 (519) or the H.15 Daily Update by 3:00 p.m., New York City time, on such Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more Agents or their affiliates) selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the Pricing Supplement in an amount that is representative for a single transaction in the relevant market at the time; provided, however, that if the dealers selected an aforesaid by the Calculation Agent are not quoting an mentioned in this sentence, the CD Rate with respect to such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date or, if no such rate is in effect, the interest rate on CD Rate Notes will be the Initial Interest Rate.

Treasury Rate Notes:       Each Treasury Rate Note will bear interest at the
                           interest rate (calculated with reference to the Treasury Rate and, if any, the Spread and/or Spread
                           Multiplier) specified in such Treasury Rate Note and in the applicable Pricing Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, the "Treasury Rate" for each such Interest Reset Date will be determined as of the Treasury Interest Determination Date and will be the rate applicable to the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Pricing Supplement, as that rate appears on either Telerate Page 56 or 57 under the heading "INVESTMENT RATE" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for those Treasury Bills as otherwise announced by the United States Department of the Treasury. If the results of the auction of Treasury bills having the specified index Maturity are not published or reported as provided by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate will be calculated by the Calculation Agent and will be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the rate set forth for Treasury Bills in the H.15 (519) for that Treasury Interest Determination Date opposite the Index Maturity under the caption "U.S. Government Securities/Treasury Bills/Secondary Market." If on such date, such rate for such period is not published by 3:00 p.m., New York City time, then the rate will be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers, selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury bills with a remaining maturity closest to the applicable Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Determination Date or, if no such rate is in effect, the interest rate on Treasury Rate Notes will be the Initial Interest Rate.

Federal Funds Rate         Each Federal Funds Rate Note will bear interest at
Notes:                     the interest rate (calculated with reference to the
                           Federal Funds Rate and, if any, the Spread and/or
                           Spread Multiplier) specified in such Federal Funds
                           Rate Note and in the applicable Pricing Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, "Federal Funds Rate" means, for any Federal Funds Interest Determination Date, the rate of interest on such date for Federal Funds as such rate shall be published in H.15(519) under the caption "Federal Funds (Effective)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update, or other electronic source used to display the applicable rate, under the caption "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or H.15 Daily Update (or other electronic source) by 3:00 p.m., New York City time, on such Calculation Date, then the Federal Funds Rate on such Federal Funds Interest Determination Date will be calculated by the Calculation Agent (after consultation with the Company) and will be the arithmetic mean of the rates as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent (after consultation with the Company); provided, however, that if the brokers selected as described above by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date or, if no such rate is in effect, the interest rate on Federal Funds Notes will be the Initial

                           Interest Rate.

Prime Rate Notes:          Each Prime Rate Note will bear interest at the
                           interest rate (calculated with reference to the Prime
                           Rate and, if any, the Spread and/or Spread
                           Multiplier) specified in such Prime Rate Note and in the applicable Pricing Supplement.

                           Unless otherwise indicated in the applicable Pricing Supplement, "Prime Rate" means, for any Prime Interest Determination Date, the base lending rate published in H.15(519) for such date opposite the caption "Bank Prime Loan", or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, the Prime Rate will be the rate on such Prime Interest Determination Date as published in H.15 Daily Update, or other electronic source used to display the applicable rate under the caption "Bank Prime Loan." If such rate is not published in either H.15(519) or H.15 Daily Update (or other electronic source) by 3:00 p.m., New York City time on such Calculation Date, then the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US Prime 1 as such bank's prime rate or base lending rate as in effect for such Prime Interest Determination Date as quoted on the Reuters Screen US Prime 1 on such Prime Interest Determination Date, or, if fewer than four such rates appear on the Reuters Screen US Prime 1 for such Prime Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent (after consultation with the Company) from which quotations are requested; provided, however, that if the Prime Rate is not published in H.15(519) or H.15 Daily Update and the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the interest rate otherwise in effect on such Prime Interest Determination Date or, if no such rate is in effect, the interest rate on Prime Rate Notes will be the Initial Interest Rate.

                           The term "Reuters Screen US Prime 1" means the display designated as page "US Prime" on the Reuters Monitor Money Rates Service (or such other page as may replace page US Prime on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Record Dates:              Interest payments on Floating Rate Notes will be made
                           on each Interest Payment Date to the registered owners at the close of business on the date 15 calendar days (whether or not a Business Day) prior to such Interest Payment Date (the "Regular Record
                           Date"). Unless otherwise specified in the applicable
                           Pricing Supplement, if a Note is issued between a Regular Record Date and an Interest Payment Date, the first payment of Interest will be made on the Interest Payment Date following the next succeeding
                           Regular Record Date to the registered holder on such next succeeding Regular Record Date. Interest payable at Maturity or upon redemption or repayment (whether or not such maturity, redemption or repayment date is an Interest Payment Date) will be paid to the same person to whom principal is payable. Interest will begin to accrue on the original issue date of a Note for the first interest period and from and including the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Each payment of interest shall include interest accrued from and including the most recent date in respect of which interest has been paid or duly provided for, or from and including the date of original issue, through the day before, but excluding, the Interest Payment Date (the maturity date, the redemption date or the repayment date, as applicable) (an "Interest Period"). In the case of Floating Rate Notes on which the interest rate is reset daily or weekly, the interest payments shall include interest accrued from but excluding the most recent Regular Record Date in respect of which interest has been paid or duly provided for, or from and including the date of issue, to and including the Regular Record Date next preceding the applicable
                           Interest Payment Date, except that the interest payment at the maturity date, redemption date or repayment date will include interest accrued to, but excluding, such date.

Accrued Interest:          Unless otherwise indicated in the applicable Pricing
                           Supplement, interest payments for Floating Rate Notes will include interest accrued from and including the most recent date in respect of which interest has been paid or duly provided for, or from and including the date of issuance to but excluding the next
                           Interest Payment Date (or maturity date, redemption date or repayment date); provided, however, that if the Interest Reset Dates with respect to such Note are daily or weekly, interest payable on any Interest
                           Payment Date, other than interest payable on any date on which principal for such Note is payable, will include interest accrued from but excluding the most recent Regular Record Date in respect of which interest has been paid or duly provided for, or from and including the date of issue, to and including the next preceding Regular Record Date.

                           Interest payments on Floating Rate Notes made at maturity or upon redemption or repayment will include interest accrued to but excluding the date of maturity, redemption or repayment, as applicable. Accrued interest from the date of original issue or from the last date to which interest has been paid is calculated by multiplying the face amount of a Note by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such date by 360, in the case of Commercial Paper Rate Notes, LIBOR Notes, Federal Funds Notes, CD Rate Notes and Prime Rate Notes, by 365, in the case of LIBOR notes denominated in pounds sterling, or by the actual number of days in the year, in the case Treasury Rate Notes.

                                                                       EXHIBIT B
                                                                       ---------

                            DARDEN RESTAURANTS, INC.

                           Medium-Term Notes, Series A

                    Due Nine Months or More From Date Issued

                             FORM OF TERMS AGREEMENT

                             --------------, -------


Bank of America Securities LLC
100 North Tryon Street, 7th Floor
Charlotte, NC 28255

First Union Securities, Inc.
One First Union Center
301 S. College Street, 8th Floor
Charlotte, NC 28288

SunTrust Equitable Securities Corporation
Mail Code 3943
P.O. Box 4418
Atlanta, GA 30302-4418

Wachovia Securities, Inc.
191 Peachtree Street, NE
Atlanta, GA 30303

The Williams Capital Group, L.P.
650 Fifth Avenue, 10th Floor
New York, NY 10019

Ladies and Gentlemen:

         Darden Restaurants, Inc., a Florida corporation ("the Company"), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated November 10, 2000 (the "Distribution Agreement"), between the Company on the one hand and Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P. (together, the "Agents") on the other, to issue and sell to the Agents the Notes specified in the Schedule attached hereto (the "Purchased Notes").

         Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase the Notes is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provision had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution in this Terms Agreement. Each of the representatives and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement shall be deemed to be a representation and warranty as of the date of the Distribution Agreement, and also a representation and warranty as of the date of this Terms Agreement.

         Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to the Agents, and the Agents agree to purchase from the Company, the Purchased Notes, at the time and place, in the principal amount and at the purchase price set forth in the Schedule attached hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.


                                             DARDEN RESTAURANTS, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

Accepted:

BANC OF AMERICA SECURITIES LLC

-----------------------------------

-----------------------------------

By:
   --------------------------------
        Authorized Signatory

FIRST UNION SECURITIES, INC.

-----------------------------------

-----------------------------------

By:
   --------------------------------
        Authorized Signatory




SUNTRUST EQUITABLE SECURITIES CORPORATION

-----------------------------------

-----------------------------------

By:
   --------------------------------
        Authorized Signatory




WACHOVIA SECURITIES, INC.

-----------------------------------

-----------------------------------

By:
   --------------------------------
        Authorized Signatory




THE WILLIAMS CAPITAL GROUP, L.P.

-----------------------------------

-----------------------------------

By:
   --------------------------------
        Authorized Signatory

                                                           Schedule to Exhibit B
                                                           ---------------------

Title of Purchased Securities:

         ___% Medium-Term Senior Notes

[Add additional terms as may be needed to identify Notes.]


[Specified Currency]:


Aggregate Principal Amount:

         $
          ----------------

Interest Rate Base(s):

Interest Rate:

         ------%

Date of Maturity:

Interest Payment Dates:

Price to the Public:

         $
          ----------------

Purchase Price by Agents:

         ___% of the principal amount of the Purchased Notes, plus accrued interest from ____________ to ____________ and accrued amortization, if any, from ___________ to __________.

Method of Payment:

Time of Delivery:

Closing Location for Delivery of Securities:

Documents to be Delivered:

         The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

         (1)      The opinion of counsel to the Company referred to in Section
                  5(b).

         (2)      The opinion of counsel to the Agents referred to in Section
                  5(c).

         (3)      The officers' certificate referred to in Section 5(d).

         (4)      The accountants' letter referred to in Section 5(e).

Other Material Terms:

                                    EXHIBIT C

                FORM OF OPINION OF DORSEY & WHITNEY LLP, COUNSEL
                  FOR THE COMPANY, TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

         (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Florida.

         (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Distribution Agreement, the Prospectus and any applicable Terms Agreement or Pricing Supplement.

         (3) The Distribution Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

         (4) The Notes have been duly authorized by the Company for issuance and sale pursuant to the Distribution Agreement and any applicable Terms Agreement or Pricing Supplement. The Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in any Terms Agreement or the Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Such Notes will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

         (5) The Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         (6) The Notes offered conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

         (7) The information in the Prospectus under "Description of Debt Securities," "Description of the Notes," "United States Taxation" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

         (8) The execution, delivery and performance of the Distribution Agreement, any applicable Terms Agreement and the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated in the Registration Statement and the Prospectus and the consummation of the transactions contemplated in the Distribution Agreement and any such Terms Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described under the caption "Use of Proceeds") and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its Material Subsidiaries is subject, except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the charter or by-laws or, in the case of GMRI Texas, the certificate of limited partnership, of any of its Material Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Material Subsidiaries or any of their assets, properties or operations.

         (9) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its Material Subsidiaries is a party to which the assets, properties or operations of the Company or any of its Material Subsidiaries is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under the Underwriting Agreement, the applicable Terms Agreement or the Indenture or the performance by the Company of its obligations thereunder.

         (10) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (11) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (12) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and, to the best of our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (13) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of the Closing Time or the Settlement Date at which this opinion is delivered (other than the financial statements and supporting schedules included therein or omitted therefrom, and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (14) Each document filed pursuant to the 1934 Act and incorporated by reference in the Registration Statement or the Prospectus and the other documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

         (15) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Company of its obligations under the Distribution Agreement, the Prospectus or any applicable Terms Agreement or in connection with the transactions contemplated under the Distribution Agreement, the Prospectus or any such Terms Agreement or the Indenture other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have been obtained, or as may be required under state securities or blue sky laws.

         As counsel to the Company, we have examined various documents and records and have participated in the preparation of and reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Company and its counsel and accountants, and representatives of the Agents and their counsel.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any post-effective amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (including documents filed with the Commission pursuant to the 1934 Act and incorporated by reference in the Registration Statement or the Prospectus) (except for financial statements and schedules and other financial data included therein or omitted therefrom and for the Form T-1s, as to which we make no statement), at the Closing Time or the Settlement Date at which this opinion is delivered, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued, at the Closing Time or at the Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    EXHIBIT D

                 FORM OF OPINION OF JAMES O. McINTOSH, ASSOCIATE
                                 GENERAL COUNSEL
                                 OF THE COMPANY
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


         (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Florida.

         (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Distribution Agreement, the Prospectus and any applicable Terms Agreement.

         (3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing in such other jurisdiction would not result in a Material Adverse Effect.

         (4) GMRI Texas L.P. ("GMRI Texas") has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Texas, has power and authority to own, lease, and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect, and GMRI, Inc. is the sole general partner of GMRI Texas. Each other Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each other Material Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and to the best of my knowledge, none of the outstanding shares of capital stock of any other Material Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Material Subsidiary.

         (5) The authorized, issued and outstanding shares of capital stock of the Company as of ___________ are as set forth in the Company's audited financial statements for the fiscal

[year] [quarter] ended __________ incorporated by reference in the Prospectus. The shares of capital stock of the Company have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

         (6) The Distribution Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

         (7) The Notes have been duly authorized by the Company for issuance and sale pursuant to the Distribution Agreement and any applicable Terms Agreement or Pricing Supplement. The Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in any Terms Agreement or the Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Such Notes will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

         (8) The Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         (9) To the best of my knowledge, (i) neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or, in the case of GMRI Texas, its certificate of limited partnership and (ii) no default by the Company or any of its Material Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

         (10) The execution, delivery and performance of the Distribution Agreement, any applicable Terms Agreement and the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplate in the Registration Statement and the Prospectus and the consummation of the transactions contemplated in the Distribution Agreement and any such Terms Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described under the caption "Use of Proceeds") and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any of its Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its Material Subsidiaries is subject, except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the charter or by-laws or, in the case of GMRI Texas, the certificate of limited partnership of any of its Material Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Material Subsidiaries or any of their assets, properties or operations.

         (11) To the best of my knowledge, there is no pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its Material Subsidiaries is a party to or which the assets, properties or operations of the Company or any of its Material Subsidiaries is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under the Distribution Agreement, the Prospectus or any applicable Terms Agreement or the Indenture or the performance by the Company of its obligations thereunder.

         (12) To the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and, to the best of my knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (13) Each document filed pursuant to the 1934 Act incorporated by reference in the Registration Statement or the Prospectus and the other documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to therein or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects; and to the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         As counsel to the Company, I have examined various documents and records and have participated in the preparation of and reviewed the Registration Statement and the Prospectus and participated in discussions with representatives of the Company and its counsel and accountants, and representatives of the Agents and their counsel.

         Nothing has come to my attention that would lead me to believe that the Registration Statement or any post-effective amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (including documents filed with the Commission pursuant to the 1934 Act and incorporated by reference in the Registration Statement or the Prospectus) (except for financial statements and schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which I make no statement), at the Closing Time or the Settlement Date at which the opinion is delivered, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which I make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued, at the Closing Time or at the Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    EXHIBIT E

          FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)

         (i) We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

         (ii) In our opinion, the audited financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (iii) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the _____-month periods ended _________, 20___ and _________, 20___, included in the
Registration Statement and the Prospectus (the "____-month financials"), [a reading of the latest available unaudited interim consolidated financial statements of the Company], a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the and Committees of the Company's Board of Directors and any subsidiary committees since _________________, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the _____-month financials, and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

         (A) the _____-month financials included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

         (B) at _________, 20___ and at a specified date not more than five days prior to the Settlement Date, there was any change in the capital stock of the Company and its subsidiaries or any decrease in the total assets or stockholders investment of the Company and its subsidiaries or any increase in the notes and bonds payable and total liabilities of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

         (C) for the period from _________, 20___ to _________, 20___ and for the period from _________, 20___ to a specified date not more than five days prior to the Settlement Date, there was any decrease in consolidated total revenues, operating income, or net income, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur.

         (iv) Based upon the procedures set forth in clause (iii) above and a reading of the Selected Financial Data included in the Registration Statement and the Prospectus and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Financial Data included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles.

         (v) We have compared the information in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K.

         (vi) We are unable to and do not express any opinion on the Pro Forma Financial Information (the "Pro Forma Statement") included in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

         (A) read the Pro Forma Statement;

         (B) performed an audit of the financial statements to which the pro forma adjustments were applied;

         (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

         (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

         (vii) In addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                                     ANNEX I

Schedule of Material Subsidiaries

1.       GMRI, Inc.
2.       GMR Restaurants of Pennsylvania, Inc.
3.       GMRI Canada, Inc.
4.       GMRI Texas L.P.
5. Any subsidiary that represents 10% or more of the Company's total consolidated assets at the end of the most recent fiscal quarter for which financial information is available or 10% or more of the Company's consolidated net revenues or consolidated operating income for the most recent four quarters for which financial information is available.

                                    ANNEX II

The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such
Agent:


         Term                                                   Commission Rates

From 9 months to less than 1 year                                    0.125%
From 1 year to less than 18 months                                   0.150%
From 18 months to less than 2 years                                  0.200%
From 2 years to less than 3 years                                    0.250%
From 3 years to less than 4 years                                    0.350%
From 4 years to less than 5 years                                    0.450%
From 5 years to less than 6 years                                    0.500%
From 6 years to less than 7 years                                    0.550%
From 7 years to less than 8 years                                    0.600%
From 8 years to less than 9 years                                    0.600%
From 9 years to less than 10 years                                   0.600%
From 10 years to less than 15 years                                  0.625%
From 15 years to less than 20 years                                  0.675%
From 20 years to less than 30 years                                  0.750%
From 30 years and over                                                  *

* As Agreed to by the Company and the applicable Agent at the time of sale.

         Unless otherwise specified in any applicable Terms Agreement or Pricing Supplement, the discount or commission payable to an Agent shall be determined on the basis of the commission schedule set forth above.